Q2 2019 Earnings Summary August 6, 2019 Extended Stay America, Inc. ESH Hospitality, Inc.

important disclosure information This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, financial results, liquidity and capital resources, capital expenditures, capital returns, distribution policy and other non-historical statements, including the statements in the “2019 Outlook” section of this presentation. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (“ESA”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with ESA, the “Company”) actual results or performance to differ from those projected in the forward- looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2019 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined quarterly report on Form 10-Q filed with the SEC on August 6, 2019 for definitions of these non-GAAP measures. This presentation includes certain operating metrics presented on a comparable system-wide basis. The term “comparable system-wide” refers to hotels operated under the Extended Stay America brand, including those owned, franchised or managed by the Company, for the three and six months ended June 30, 2019 and 2018. For franchised or managed hotels, ESA earns certain fees based on a percentage of hotel revenues. Unless otherwise stated, the financial and operating data included in this presentation do not give effect to hotel dispositions. 2

Q2 2019 Operating Results and Financial Highlights comparable system-wide revenue per available net income (in millions)1 room (“RevPAR”) +0.1% $53.91 $53.94 $65.6 $59.7 Q2 2018 Q2 2019 Q2 2018 Q2 2019 hotel operating margin2 adjusted FFO per diluted Paired Share1,2 56.4% $0.58 54.4% $0.53 Q2 2018 Q2 2019 Q2 2018 Q2 2019 adjusted EBITDA (in millions) 1,2 adjusted Paired Share income per diluted Paired Share1,2 $167.3 $0.35 $0.32 $153.6 Q2 2018 Q2 2019 Q2 2018 Q2 2019 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 32 hotels sold in 3Q 2018 and 14 hotels sold in 4Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 3

1H 2019 Operating Results and Financial Highlights comparable system-wide RevPAR net income (in millions)1 $96.7 $50.72 $50.36 $88.1 1H 2018 1H 2019 1H 2018 1H 2019 hotel operating margin2 adjusted FFO per diluted Paired Share1,2 54.5% $1.00 52.4% $0.89 1H 2018 1H 2019 1H 2018 1H 2019 adjusted EBITDA (in millions) 1,2 adjusted Paired Share income per diluted Paired Share1,2 $299.5 $0.54 $270.0 $0.48 1H 2018 1H 2019 1H 2018 1H 2019 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 26 hotels sold in 1Q 2018, 32 hotels sold in 3Q 2018 and 14 hotels sold in 4Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. 4

Quarterly Distribution and Select Balance Sheet Statistics quarterly distribution cash balance (in millions)2 per Paired Share1 +4.5% $303 $0.23 $304 $0.22 Q2 2018 Q2 2019 1Q 2019 2Q 2019 adjusted net debt / TTM adjusted EBITDA ratio3 debt outstanding (in millions)4 3.8X 3.8X $2,441 $2,438 1Q 2019 2Q 2019 1Q 2019 2Q 2019 ¹ Distribution dates of August 23, 2018 and September 4, 2019. 2 Includes restricted and unrestricted cash. 3 Adjusted Net debt calculation is (gross debt – total restricted and unrestricted cash) divided by TTM Adjusted EBITDA on a 554 hotel basis for 1Q 2019 and 2Q 2019. 5 4 Gross debt outstanding (excludes discounts and deferred financing costs).

Pipeline Update Company-Owned Pipeline & Recently Opened Hotels as of June 30, 2019 Under Option Pre-Development Under Construction Total Pipeline Opened YTD # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 6 744 6 772 7 872 19 2,388 0 0 Third-Party Pipeline & Recently Opened Hotels as of June 30, 2019 Commitments Applications Executed Total Pipeline Opened YTD # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms # Hotels # Rooms 40 4,928 6 687 6 673 52 6,288 1 115 Definitions Under Option Locations with a signed purchase and sale agreement Pre-Development Land purchased, permitted and/or site work Under Construction Hotel is under construction Commitments Signed commitment to build hotel(s) by a third party Applications Third party filed franchise application with deposit Executed Franchise application approved, various stages of pre-development and/or under construction 6

Q2 2019 Results, Q3 2019 Outlook1 and Full Year 2019 Outlook1 (in millions, except %) Q2 2019 Outlook Q2 2019 Actual RevPAR % D2 0% to 1.5% 0.1% Adjusted EBITDA $153 $158 $153.6 (in millions, except %) Q3 2019 Outlook1 RevPAR % D2 -1.0% to 1.0% Adjusted EBITDA $157 $163 (in millions, except %) 2019 Outlook1 Prior Outlook4 RevPAR % D2 -1.0% to 0.5% 1.0% to 2.75% Net income $183 $202 $194 $208 Adjusted EBITDA3 $550 $565 $595 $610 Depreciation and amortization $190 $195 $213 $213 Net interest expense $120 $120 $130 $130 Effective tax rate 16.0% 17.0% 16.5% 17.0% Adjusted Paired Share income $1.00 $1.10 $1.07 $1.15 per diluted Paired Share Expected capital returns $240 $280 $260 $300 Capital expenditures $270 $320 $205 $235 1 Guidance for Q3 2019 and full year 2019 is as of August 6, 2019. 2 RevPAR % D shown on a comparable system-wide basis. Both 2019 outlook and Q2 2019 RevPAR actual results includes an approximately 200 basis point negative impact from hurricane related markets and renovation disruption. 3 Lost contribution of approximately $21 million related to 72 hotel dispositions in 2018. 7 appendix

NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018

(In thousands)
(Unaudited)

Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Variance		Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	Variance
$ 59,658	$ 65,570	-9.0%	Net income	$ 88,062	$ 96,665	(8.9)%
11,198	14,407	(22.3)%	Income tax expense	17,321	20,204	(14.3)%
29,766	32,425	(8.2)%	Interest expense, net	59,370	64,065	(7.3)%
(171)	102	(267.6)%	Other non-operating (income) expense	(349)	299	216.7%
(1)	(457)	(99.8)%	Other income	(28)	(462)	(93.9)%
-	-	n/a	Gain on sale of hotel properties	-	(38,082)	100.0%
-	-	n/a	Impairment of long-lived assets	-	43,600	(100.0)%
49,017	53,499	(8.4)%	Depreciation and amortization	97,795	107,514	(9.0)%
22,287	23,507	(5.2)%	General and administrative expenses	45,314	48,468	(6.5)%
2,001	(824)	342.8%	Loss (gain) on disposal of assets [1]	3,377	668	405.5%
(1,447)	(861)	(68.1)%	Franchise and management fees	(2,672)	(1,276)	109.4%
470	194	(142.3)%	Other expenses from franchised and managed properties, net of other revenues	1,022	246	315.4%
$ 172,778	$ 187,562	(7.9)%	Hotel Operating Profit	$ 309,212	$ 341,909	(9.6)%
$ 311,614	$ 326,948	(4.7)%	Room revenues	$ 578,660	$ 617,158	(6.2)%
6,070	5,492	10.5%	Other hotel revenues	11,373	10,767	5.6%
$ 317,684	$ 332,440	(4.4)%	Total room and other hotel revenues	$ 590,033	$ 627,925	(6.0)%
54.4%	56.4%	(200) bps	Hotel Operating Margin	52.4%	54.5%	(210) bps

[1] Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

extended STAY AMERICA

9

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018 (In thousands) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 $ 59,658 $ 65,570 Net income $ 88,062 $ 96,665 29,766 32,425 Interest expense, net 59,370 64,065 11,198 14,407 Income tax expense 17,321 20,204 49,017 53,499 Depreciation and amortization 97,795 107,514 149,639 165,901 EBITDA 262,548 288,448 2,147 1,785 Equity-based compensation 4,255 4,188 - - Impairment of long-lived assets - 43,600 - - Gain on sale of hotel properties - (38,082) 1,857 (349) Other expense (income)(1) 3,151 1,347 $ 153,643 $ 167,337 Adjusted EBITDA $ 269,954 $ 299,501 (1) Includes loss (gain) on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with dispositions. Loss (gain) on disposal of assets totaled $2.0 million, $(0.8) million, $3.4 million and $0.7 million, respectively. 10

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018 (In thousands, except per share and per Paired Share data) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2019 2018 2019 2018 Net income per Extended Stay America, Inc. common $ 0.28 $ 0.34 $ 0.40 $ 0.42 share - diluted Net income attributable to Extended Stay America, Inc. $ 53,497 $ 65,056 $ 75,431 $ 79,908 common shareholders Noncontrolling interests attributable to Class B 6,157 510 12,623 16,749 common shares of ESH REIT 47,655 52,233 Real estate depreciation and amortization 95,088 104,981 - - Impairment of long-lived assets - 43,600 - - Gain on sale of hotel properties - (38,082) Tax effect of adjustments to net income attributable to (7,482) (8,880) (14,882) (18,605) Extended Stay America, Inc. common shareholders 99,827 108,919 Funds from Operations 168,260 188,551 - 1,184 Debt modification and extinguishment costs - 1,621 - (201) Tax effect of adjustments to Funds from Operations - (274) $ 99,827 $ 109,902 Adjusted Funds from Operations $ 168,260 $ 189,898 Adjusted Funds from Operations $ 0.53 $ 0.58 per Paired Share – diluted $ 0.89 $ 1.00 Weighted average Paired Shares 188,813 190,183 outstanding – diluted 188,695 190,709 11

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018

(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended June 30, 2019	Three Months Ended June 30, 2018		Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
$ 0.28	$ 0.34	Net income per Extended Stay America, Inc. common share - diluted	$ 0.40	$ 0.42
$ 53,497	$ 65,056	Net income attributable to Extended Stay America, Inc. common shareholders	$ 75,431	$ 79,908
6,157	510	Noncontrolling interests attributable to Class B common shares of ESH REIT	12,623	16,749
59,654	65,566	Paired Share Income	88,054	96,657
-	1,184	Debt modification and extinguishment costs	-	1,621
-	-	Impairment of long-lived assets	-	43,600
-	-	Gain on sale of hotel properties	-	(38,082)
1,857	(349)	Other expense (income) [1]	3,151	1,347
(291)	(142)	Tax effect of adjustments to Paired Share Income	(493)	(1,419)
$ 61,220	$ 66,259	Adjusted Paired Share Income	$ 90,712	$ 103,724
$ 0.32	$ 0.35	Adjusted Paired Share Income per Paired Share – diluted	$ 0.48	$ 0.54
188,813	190,183	Weighted average Paired Shares outstanding – diluted	188,695	190,709

[1] Includes loss (gain) on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with dispositions. Loss (gain) on disposal of assets totaled $2.0 million, $(0.8) million, $3.4 million and $0.7 million, respectively.

extended STAY AMERICA®

12

TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE ADJUSTED EBITDA FOR THE YEARS ENDED DECEMBER 31, 2018 (ADJUSTED) AND DECEMBER 31, 2019 (OUTLOOK)(1) (In thousands) (Unaudited) Year Ended Year Ending December 31, 2019 December 31, 2018 (Outlook) (Adjusted) (1) Low High $ 1,204,429 Total revenues $ 1,215,000 $ 1,230,000 $ 211,756 Net income $ 183,015 $ 202,020 124,870 Interest expense, net 120,000 120,000 42,076 Income tax expense 37,485 38,480 209,329 Depreciation and amortization 195,000 190,000 588,031 EBITDA 535,500 550,500 Adjusted Property EBITDA of hotels not owned (21,422) for entirety of period presented - - 7,724 Equity-based compensation 8,500 8,500 43,600 Impairment of long-lived assets - - (42,478) Gain on sale of hotel properties - - 2,860 Other expense(2) 6,000 6,000 $ 578,315 Comparable Adjusted EBITDA $ 550,000 $ 565,000 (1) 2018 results adjusted to reflect results of 552 hotels owned and operated for the full year ended December 31, 2018. (2) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions. 13

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE YEARS ENDED DECEMBER 31, 2018 (ACTUAL) AND DECEMBER 31, 2019 (OUTLOOK)

(In thousands, except per share and per Paired Share data)
(Unaudited)

Year Ended December 31, 2018 (Actual)		Year Ending December 31, 2019 (Outlook) Low	Year Ending December 31, 2019 (Outlook) High
$ 0.59	Net income per Extended Stay America, Inc. common share - diluted	$ 0.43	$ 0.48
$ 112,864	Net income attributable to Extended Stay America, Inc. common shareholders	$ 81,318	$ 90,888
98,876	Noncontrolling interests attributable to Class B common shares of ESH REIT	101,681	111,116
211,740	Paired Share Income	182,999	202,004
1,621	Debt modification and extinguishment costs	-	-
43,600	Impairment of long-lived assets	-	-
(42,478)	Gain on sale of hotel properties	-	-
2,860	Other expense [1]	6,000	6,000
(937)	Tax effect of adjustments to Paired Share Income	(1,020)	(960)
$ 216,406	Adjusted Paired Share Income	$ 187,979	$ 207,044
$ 1.14	Adjusted Paired Share Income per Paired Share – diluted	$ 1.00	$ 1.10
189,821	Weighted average Paired Shares outstanding – diluted	188,695	188,695

[1] Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions.

extended STAY AMERICA

14